UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2004

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


           4375 River Green Parkway, Suite 100, Duluth, Georgia 30096
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (678) 258-4000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

     A press release issued by the registrant on August 12, 2004 announcing, among other things, the resignation of Bruce N. Hawthorne from the Board of Directors, is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          The following exhibit is filed herewith:


EXHIBIT NO.    DESCRIPTION
-----------    -----------

99.1  -        Press release of Concurrent Computer Corporation, issued on
               August 12, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 12, 2004, Concurrent Computer Corporation (the "Company") issued a press release containing information about the Company's financial condition and results of operations for its fourth fiscal quarter ended June 30, 2004 and its fiscal year ended June 30, 2004. Included in the press release are (1) the condensed consolidated balance sheets of the Company as of June 30, 2004, March 31, 2004 (unaudited) and June 30, 2003, (2) the condensed consolidated statements of operations of the Company for the years ended June 30, 2004 and June 30, 2003 and for the three months ended June 30, 2004 (unaudited) and June 30, 2003 (unaudited), and (3) the Company's unaudited segment data for the years ended June 30, 2004 and 2003 and for the three months ended June 30, 2004 and 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  August 12, 2004.

                                    CONCURRENT COMPUTER CORPORATION



                                         By:    /s/  Steven  R.  Norton
                                            ------------------------------------
                                            Steven  R.  Norton
                                            Executive  Vice  President  and
                                            Chief  Financial  Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER AND DESCRIPTION
------------------------------

99.1      Press Release of Concurrent Computer Corporation, issued on August 12,
          2004.


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